UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: August 26, 2025

(Date of earliest event reported)

TITAN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13341	94-3171940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd St., Suite 3001, New York, NY 10022

(Address of principal executive offices, including zip code)

(786) 769-7512
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TTNP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 26, 2025, Titan Pharmaceuticals, Inc. (“Titan” or the “Company”) held a special meeting of stockholders (the “Special Meeting”) for the purpose of voting on Titan’s proposed business combination with Black Titan Corporation, a Cayman Islands exempted company limited by shares (“Black Titan”) and TalenTec Sdn. Bhd., a Malaysia private limited company, f/k/a KE Sdn. Bhd. (“TalenTec”), as fully described in the joint proxy statement/prospectus (the “Proxy Statement”) filed by the Company on July 22, 2025 (the “Merger”).

The Special Meeting was held pursuant to notice on August 26, 2025 at the offices of Olshan Frome Wolosky LLP located at 1325 Avenue of the Americas, 15th Floor, New York, New York 10019. As of the record date, there were 1,330,234 shares of common stock outstanding and entitled to vote at the Annual Meeting. The total number of shares of common stock voted in person or by proxy at the Special Meeting was 734,135 shares, representing approximately 55.19% of the shares of common stock outstanding and entitled to vote at the Special Meeting.

At the Special Meeting, in connection with the Merger, Titan stockholders were asked to consider and vote upon the following proposals:

(1) The Business Combination Proposal — to approve and adopt the Merger and Contribution and Share Exchange Agreement, dated August 19, 2024 and the transactions contemplated thereby.

(2) The Nasdaq Proposal — to consider and vote upon a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of Black Titan Ordinary Shares in connection with the Merger; and

(3) The Adjournment Proposal — to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary.

As described below, each proposal was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Special Meeting are set forth below. The proposals are described in detail in the Proxy Statement, and are incorporated herein by reference.

Proposal 1 – The Business Combination Proposal

Votes For	Votes Against	Abstentions
730,383	1,860	1,902

Proposal 2 – The Nasdaq Proposal

Votes For	Votes Against	Abstentions
730,049	2,127	1,969

Proposal 3 – The Adjournment Proposal

Votes For	Votes Against	Abstentions
729,943	3,808	394

There were no broker non-votes for Proposals 1, 2 or 3.

Completion of the Merger remains subject to the satisfaction of other closing conditions as set forth in the Merger Agreement including, among other things, the approval of the listing of shares of Black Titan ordinary shares on The Nasdaq Stock Market.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

	By:	/s/ Chay Weei Jye
Chay Weei Jye
Chief Executive Officer

Date: August 26, 2025

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